                                                                    EXHIBIT 10.1

                      IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - -X
In re

MARVEL ENTERTAINMENT GROUP, INC.,
et al.,
-- --
                                                         Case No. 97-638 (RRM)

                   Debtors.
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TOY BIZ, INC., et al.,
               -- --

                   Plaintiffs,

     -against-                                           Case No. 97-648 (RRM)

MARVEL CHARACTERS, INC., et al.,
                         -- --

                   Defendants.
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MARVEL ENTERTAINMENT GROUP, INC.,
 et al.,
 -- --

                   Plaintiffs,

     -against-                                           Case No. 97-586 (RRM)

RONALD O. PERELMAN, et al.,
                    -- --

                   Defendants.
- - - - - - - - - - - - - - - - - - - -X

                           STIPULATION AND AGREEMENT
                       EFFECTING CONSENSUAL AMENDMENT TO
                   THIRD AMENDED JOINT PLAN OF REORGANIZATION
               PROPOSED BY THE SECURED LENDERS AND TOY BIZ, INC.
               -------------------------------------------------

          This Stipulation and Agreement Effecting Consensual Amendment to Third Amended Joint Plan of Reorganization Proposed by the Secured Lenders and Toy Biz, Inc.

(the " Stipulation and Agreement") is dated this ___ day of July, 1998 by and among: (i) Toy Biz, Inc. ("Toy Biz"), Isaac Perlmutter, Isaac Perlmutter T.A., Zib Inc., Avi Arad, Joseph M. Ahearn, James S. Carluccio, Alan Fine, James F. Halpin, Morton E. Handel, Alfred A. Piergallini, Donald E. Rosenblum and Paul R. Verkuil (collectively, the "Toy Biz Parties"); (ii) Mark Dickstein, Dickstein & Co. L.P., Dickstein Focus Fund, L.P., Dickstein International Limited, Dickstein Partners L.P. and Dickstein Partners Inc. (collectively, the "Dickstein Parties"); (iii) John J. Gibbons (the "Trustee") solely in his capacity as chapter 11 trustee for and on behalf of Marvel Entertainment Group, Inc. ("Entertainment"), The Asher Candy Company, Fleer Corp., Frank H. Fleer Corp., Heroes World Distribution, Inc., Malibu Comics Entertainment, Inc., Marvel Characters, Inc. ("Characters"), Marvel Direct Marketing Inc., and Skybox International, Inc. (each, a "Debtor", collectively, the "Debtors"); (iv) The Chase Manhattan Bank ("Chase") individually and on behalf of those holders of Senior Secured Claims/1/ which authorize Chase to sign this Stipulation and Agreement on their behalf pursuant to the Fifth Master Agreement Amendment (as hereinafter defined), Chase as a holder of a DIP Claim, CIBC, Inc. as a holder of a DIP Claim, Goldman Sachs Credit Partners L.P. as a holder of a DIP Claim, Lehman Commercial Paper Inc. as a holder of a DIP Claim, The Long Term Credit Bank of Japan, Ltd., Los Angeles Agency as a holder of a DIP Claim and The Sumitomo Bank, Limited as a holder of a DIP Claim (collectively, the "Lender Parties"); (v) High River Limited Partnership ("High River"), Carl
___________________

/1/ Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to those terms in the Fourth Amended Plan (as hereinafter defined) if defined therein and otherwise shall have the meanings ascribed to those terms in the Original Stipulation (as hereinafter defined).

Icahn ("Icahn" and,collectively with High River, the "High River Objectors"), Westgate International, L.P. ("Westgate") and Vincent Intrieri ("Intrieri" and collectively with Westgate, the "Westgate Objectors", and collectively with the High River Objectors, the "Objectors"); (vi) LaSalle National Bank, except as specifically provided herein, not individually, but solely in its capacity as successor indenture trustee pursuant to those certain: (a) Senior Secured Discount Notes due 1998 issued by Marvel Holdings Inc. ("Holdings I") pursuant to an indenture dated as of April 15, 1993, between Holdings I, as issuer, and NationsBank of Georgia, N.A., as indenture trustee, which were subsequently exchanged for those certain Series B Senior Secured Discount Notes due 1998; (b) Senior Secured Discount Notes due 1998 issued by Marvel (Parent) Holdings Inc. ("Holdings II") pursuant to an indenture dated as of October 1, 1993 between Holdings II, as issuer, and NationsBank of Georgia, N.A., as indenture trustee; and (c) 9-1/8% Senior Secured Notes due 1998 issued by Marvel III Holdings Inc. ("Holdings III") pursuant to an indenture dated as of February 15, 1994 between Holdings III, as issuer, and NationsBank of Georgia, N.A., as trustee, which were subsequently exchanged for those certain Series B 9-1/8% Senior Secured Notes due 1998 ("LaSalle"); (vii) the Official Committee of Unsecured Creditors for the Debtors (the "Creditors Committee"); and (viii) the Official Committee of Equity Security Holders for Entertainment (the "Equity Committee").


                           THE ORIGINAL STIPULATION
                           ------------------------

          A. The Toy Biz Parties, the Dickstein Parties, the Trustee, Chase individually and on behalf of those parties authorizing Chase to sign the Original Stipulation

(as hereinafter defined) pursuant to Amendment No. 4 to the Amended and Restated Master Agreement and the holders of DIP Claims have executed and delivered a Stipulation and Agreement of Settlement dated as of May 11, 1998 (the "Original Stipulation"). On May 12, 1998, the Trustee filed a motion (the "Settlement Motion") seeking entry of an order approving the Original Stipulation. On May 29, 1998, the Third Circuit entered an order lifting the stay theretofore imposed to permit the District Court to consider approval of the Trustee's proposed settlement and the plan of reorganization referred to therein. The District Court held a hearing to consider the Settlement Motion on June 12, 1998 and on June 25, 1998 rendered a decision (the "June 25 Decision") approving the Original Stipulation. Pursuant to the Original Stipulation, the Third Amended Plan was filed on June 25, 1998 and a hearing to consider confirmation of the Third Amended Plan was held on June 30 and July 1, 1998. On July 13, 1998, the Court issued a Memorandum Opinion and entered an order confirming the Third Amended Plan (collectively, the "Confirmation Order").

                          DISPUTES WITH THE OBJECTORS
                          ---------------------------

          B. There are numerous disputes between the Objectors and certain of the other parties to this Stipulation and Agreement. On or about April 20, 1998, Toy Biz filed, and on or about June 11, 1998 the Dickstein Parties filed, an objection (collectively, the "Claims Objections") to the allowance of Senior Secured Claims against the Debtors asserted by High River and Westgate. The Objectors dispute the allegations contained in the Claims Objections. The Objectors objected to confirmation of the Third Amended Plan, have filed a notice of appeal from the Governance Litigation Judgment, and intend to appeal the June 25

Decision and the Confirmation Order. High River and Westgate have filed a motion (which the Dickstein Parties dispute) to designate the claims of the Dickstein Parties pursuant to section 1126(e) of the Bankruptcy Code and have sought to designate the votes and subordinate the claims of certain of the holders of DIP Claims and Senior Secured Claims. The Objectors have indicated their intent to pursue private causes of action against, inter alia, one or more of the Toy Biz Parties, Chase and the Dickstein Parties for breach and/or interference with the Objectors' September 1997 compromise with Chase, solely in its individual capacity and not as agent for the holders of Senior Secured Claims. By letter dated June 29, 1998, as amended by letter dated July 1, 1998, the Objectors have also made what they believe to be a bona fide offer (the "Offer") to purchase substantially all of the Debtors' assets, which Offer the Objectors believe, if accepted, would have afforded more value to the Debtors' estates than is reflected in the Third Amended Plan. In addition, the Objectors have informed the Trustee that they intend to apply to the District Court pursuant to section 503(b) of the Bankruptcy Code for reimbursement of more than $4.5 million of expenses they believe were incurred in rendering a substantial contribution toward the successful administration of these cases. Other parties hereto contest all or a portion of the positions espoused by the Objectors.

                             DISPUTES WITH LASALLE
                             ---------------------

          C. There are numerous disputes between LaSalle and certain of the other parties to this Stipulation and Agreement. On March 30, 1998, Toy Biz and the Secured Lenders filed an objection (the "LaSalle Objection") to the allowance of any Claims against the Debtors asserted by LaSalle. A hearing was held on the LaSalle Objection on June 30, 1998 and the LaSalle Claim, as part of the Confirmation Order, was disallowed in its entirety. LaSalle also objected to confirmation of the Third Amended Plan. On July 1, 1998, LaSalle filed with the District Court (1) LaSalle National Bank as Successor Indenture Trustee's Withdrawal of Certain Proofs of Claim; and (2) LaSalle National Bank as Successor Indenture Trustee's Proposed Language Changes to Third Amended Plan. LaSalle intends to appeal from the Confirmation Order. Other parties hereto contest all or a portion of the positions espoused by LaSalle.

                       DISPUTES WITH CREDITORS COMMITTEE
                       ---------------------------------

          D. The Creditors Committee has objected to the Third Amended Plan, filed a motion seeking an order requiring Toy Biz and the Secured Lenders to resolicit acceptances to the Third Amended Plan and commenced a lawsuit (the "Creditors Committee Action") against Toy Biz alleging, among other things, violation of a letter agreement dated March 11, 1998 between the Creditors Committee and Toy Biz. The Creditors Committee also has appealed from the June 25 Decision and the Confirmation Order and has filed a motion to stay consummation of the Third Amended Plan. Other parties hereto contest all or a portion of the positions espoused by the Creditors Committee.

                        DISPUTES WITH EQUITY COMMITTEE
                        ------------------------------

          E. The Equity Committee has objected to the Third Amended Plan, has appealed the Governance Litigation Judgment, the June 25 Decision and the Confirmation Order and has indicated its intent to request the Third Circuit to lift its stay in order to pursue the appeal of the Governance Litigation Judgement. The Equity Committee has also filed motions (i) seeking to designate for voting purposes certain Senior Secured Claims, (ii) seeking a stay of the consummation of the Third Amended Plan, and
(iii) seeking to expedite its appeal of the Confirmation Order. Other parties hereto contest all or a portion of the positions espoused by the Equity Committee.

                            FAIRNESS OF SETTLEMENT
                            ----------------------

          F. The parties to this Stipulation and Agreement desire to amend the Third Amended Plan in the manner set forth in the Fourth Amended Plan so that all of the parties to this Stipulation and Agreement will consent to the plan amendments contemplated by the Fourth Amended Plan and the settlements contemplated herein and therein. The parties hereto believe that the settlements contemplated herein and in the Fourth Amended Plan are fair and reasonable settlements of all disputes among the parties hereto.

          WHEREFORE, the undersigned parties stipulate and agree as follows:

          1.   Fourth Amended Plan. One (1) Business Day following entry of an
               -------------------
order approving this Stipulation and Agreement (the "Order of Approval")/2/ and subject to the terms and conditions hereof, Toy Biz and the Secured Lenders (including certain Dickstein Parties) shall file a Fourth Amended Plan with the District Court in the form attached hereto as Exhibit A, subject to non-substantive changes. The Fourth Amended Plan shall modify the Third Amended Plan in the manner set forth in the Fourth Amended Plan.

          2.   Settlement Payment. In consideration of the Objectors' agreement
               ------------------
(i) to withdraw (a) any and all objections to confirmation of the Third Amended Plan, and (b) any
______________________

/2/ The Order of Approval may, but need not, be the order confirming the Fourth Amended Plan.

and all appeals filed in these cases, (ii) to release any and all claims they, or any of them may have, against Chase, the Dickstein Parties, the other holders of Senior Secured Claims and the holders of DIP Claims as set forth in this Stipulation and Agreement, (iii) to waive any right to receive reimbursement under a Substantial Contribution Application, and (iv) to be bound to the terms of the applicable Standstill Agreement, Toy Biz shall pay the Objectors three million five hundred thousand dollars ($3,500,000) immediately prior to the Consummation Date of the Fourth Amended Plan. In connection with the foregoing, LaSalle asserts that it has not participated in and makes no agreement on behalf of LaSalle or the Holdings Noteholders with respect to the Settlement Payment referred to in this Paragraph 2.

          3.   Class Securities Objection. Promptly following the execution of
               --------------------------
this Stipulation and Agreement, the Trustee shall use his reasonable efforts to obtain an order of the District Court pursuant to section 502 of the Bankruptcy Code disallowing in their entirety or estimating at zero all Class Securities Litigation Claims which objection and/or obligation shall be assumed by Newco from and after the Consummation Date.

          4.   Consideration Provided by Objectors and LaSalle.
               -----------------------------------------------

     a.   Waiver of Substantial Contribution Claims.   As of the Confirmation
          -----------------------------------------
Date of the Fourth Amended Plan, the Objectors and LaSalle shall be deemed to have waived the right on behalf of themselves and any providers of professional services retained or otherwise compensated by any of them or any of their affiliates to make an application pursuant to section 503(b) of the Bankruptcy Code in the Debtors' chapter 11 cases and neither the Objectors nor LaSalle shall support any Substantial Contribution Application by any other entity. In connection therewith, the Objectors and LaSalle (on behalf of themselves and their affiliates) waive the right to be reimbursed for or otherwise compensated from the Debtors' estates or Newco in any manner for any fees or expenses previously paid to, incurred or to be incurred by any provider of professional services whether retained by them or otherwise. The Objectors agree, severally, to reimburse Newco for all amounts paid in respect of any Substantial Contribution Application to the extent, and only to the extent, that the entity receiving payment from Newco has previously received payment or a financial accommodation from one of the Objectors or an affiliate of one of the Objectors and such Objector or one of its affiliates is actually reimbursed from such entity. In connection with the foregoing, each of the Objectors represents and warrants for itself and its Affiliates that they do not have any outstanding obligation to any professional retained in connection with the Debtors' chapter 11 cases or the chapter 11 cases of the Debtors' parent corporations.

     b.   LaSalle Claims.   Effective on the Consummation Date of the Fourth
          --------------
Amended Plan, the LaSalle Claim will be Allowed as a class 4K Claim in the amount of ten million dollars ($10,000,000) and LaSalle will receive the LaSalle Settlement Amount and no other distribution on account of the LaSalle Claim for the benefit of the Holdings Noteholders pursuant to the Indentures. The LaSalle Settlement Amount is in full satisfaction of any and all Claims that LaSalle or the Holdings Noteholders have or may have against any of the Debtors. Pursuant to the terms of the Indentures, the February 26, 1997 order of the United States Bankruptcy Court for the District of Delaware lifting the automatic stay in the cases of Holdings I, Holdings II and Holdings III (the "Lift Stay Order") and the settlement among

LaSalle, Holdings I, and Holdings II as to the Pledged Shares approved by the District Court on March 3, 1998 (as amended and supplemented by Orders dated March 17, 1998 and April 9, 1998, together, the "Settlement Orders"), the distribution to be received by LaSalle on the basis of its interests in Entertainment common stock shall be distributed directly to LaSalle in consideration of the lien of LaSalle on the Pledged Shares, and LaSalle shall tender the Pledged Shares under the terms of the Fourth Amended Plan to the Debtors in exchange therefor, provided that (i) LaSalle shall have certified to the Disbursing Agent that it has foreclosed on the Pledged Shares, or (ii) LaSalle shall have obtained a Final Order of the District Court to the effect that neither Newco nor the Disbursing Agent shall have any liability to the record holders of the Pledged Shares notwithstanding the making of distributions in respect of the Pledged Shares directly to LaSalle. As set forth in the Settlement Orders, this consideration will be subject to the lien of LaSalle as Indenture Trustee under the terms of the respective Indentures.

     c.   Fees of Agent Bank.  Upon entry of an Order of Approval, the Objectors
          ------------------
shall (i) cause the record holder of all Senior Secured Claims beneficially owned or controlled, directly or indirectly, by any of them to pay their ratable share of all fees and expenses of Chase as the agent and its professionals in connection with the Existing Credit Agreements and to continue to pay such fees and expenses as the same become due and payable, or (ii) pay such fees and expenses directly to Chase.

     d.   Other Agreements. From and after the date hereof through and including
          ----------------
the Consummation Date, the Objectors, on behalf of themselves and each of their officers, directors, employees, direct or indirect owners, agents, attorneys, representatives, insiders and affiliates, agree not to (a) purchase or otherwise acquire any Claims against or equity securities of any of the Debtors or claims against or equity securities of Toy Biz, (b) make any offer to purchase or otherwise acquire any Claims against or equity securities of any of the Debtors or claims against or equity securities of Toy Biz or any assets of the Debtors or their subsidiaries, (c) engage in any negotiations, discussions or take any action whatsoever in furtherance of the purchase or other acquisition of any Claims against or equity securities in any of the Debtors, claims against or equity securities of Toy Biz or assets of any of the Debtors or their subsidiaries, or (d) agree to serve as a director of Newco or Toy Biz. Notwithstanding the foregoing, nothing contained in this Section 4.d shall be construed as limiting the right of any Objector to receive any distributions, exercise any Warrants, exercise any rights pursuant to Section 4.2(b)(i)(A) of the Fourth Amended Plan or to receive any claims or equity securities in any of the Debtors or Newco as a result of any stock split, stock dividend or similar recapitalization of any of the Debtors or Newco.

     e.   Standstill Agreement.  On the Consummation Date, the High River
          --------------------
Objectors and the Westgate Objectors shall execute and deliver the respective Standstill Agreements attached hereto as Exhibit "B".

     f.   Objector Offer.  Upon entry of an Order of Approval, any offer,
          --------------
including without limitation the Offer, of the Objectors to purchase any assets of the Debtors or Claims against or Equity Interests against the Debtors and any guaranty issued with respect to any such offers shall be deemed revoked.

          5.   Claims Objections. Toy Biz and the Dickstein Parties will cause
               -----------------
the Claims Objections to be withdrawn with prejudice effective as of the Consummation Date of the Fourth Amended Plan and each of the parties hereto agrees not to object to the allowance of any Senior Secured Claims held by any Objector as of the Consummation Date of the Fourth Amended Plan. From and after the date hereof, Toy Biz and the Dickstein Parties shall not take any action in furtherance of prosecution of the Claims Objections.

          6.   Creditors Committee Action. On or as soon as practicable after
               --------------------------
the Consummation Date, the Creditors Committee shall dismiss the Creditors Committee Action with prejudice.

          7.   NBA Claim. From and after the date hereof, each of the parties
               ---------
hereto agrees not to object to any settlement agreement (an "NBA Settlement Agreement") with NBA Properties, Inc. (the "NBA") (or the entry of an order approving any NBA Settlement Agreement) provided that such settlement agreement provides that, (i) the NBA shall have consented to the Allowance of the unsecured component of its Claim in an amount not to exceed twenty million dollars ($20,000,000) in the aggregate, (ii) the NBA withdraws its objection to the Creditors' Committee motion pursuant to Fed.R. Civ. P. 60(b) filed on December 23, 1997, and (iii) subject to the immediately following sentence, the distributions to holders of Allowed Unsecured Claims in classes 4A through 4I are not otherwise impacted in a manner which has an impact disproportionate to such classes from the impact, if any, upon the distributions to any other class of Claims or Equity Interests. For the avoidance of doubt and without limiting the obligation to refrain from objecting to any NBA Settlement

Agreement (or the entry of an order approving an NBA Settlement Agreement), no party hereto may object to an NBA Settlement on the basis that (x) the NBA will have an Allowed Administration Expense Claim in an amount to be agreed upon by the Proponents in their respective sole and absolute discretion, (y) the NBA is released from any liability it may have to the Debtors' estates, Newco or the Avoidance Litigation Trust to refund any money or property previously paid to the NBA pursuant to any section of the Bankruptcy Code or otherwise, or (z) such NBA Settlement Agreement contains or is entered into in connection with a license agreement (or an amendment to any existing license agreement) on such terms as the Proponents may agree to in their sole and absolute discretion.

          8.   Termination of Stipulation. The parties' obligations hereunder
               --------------------------
shall terminate in the event that (a) the Order of Approval shall not have been entered on or before July 31, 1998, (b) Chase has not provided counsel to the Trustee with a copy of an amendment (the "Fifth Master Agreement Amendment") to the Master Agreement in the form annexed hereto as Exhibit I approving this Stipulation (and all of the attachments hereto) executed by a Requisite Amount of Consenting Lenders (as defined in the Master Agreement) within seven (7) Business Days from the date hereof, or (c) the Confirmation Date of the Fourth Amended Plan shall not have occurred on or before July 31, 1998, or (d) the Consummation Date of the Fourth Amended Plan shall not have occurred on or before October 2, 1998; provided, however that clauses (c) and (d) above may be waived in a writing executed by Toy Biz and Secured Lenders comprising the Requisite Amount of Consenting Lenders. Notwithstanding a waiver of clause (c) or (d) of the preceding sentence by Toy Biz and Secured Lenders comprising the Requisite Amount of Consenting Lenders, any one of the Trustee, the Objectors, LaSalle, the Creditors Committee and the Equity Committee, acting alone, shall have the right to terminate this Stipulation in the event that the Confirmation Date of the Fourth Amended Plan shall not have occurred on or before August 15, 1998 or the Consummation Date of the Fourth Amended Plan shall not have occurred on or before November 2, 1998. In the event that this Stipulation and Agreement terminates pursuant to this Section 8, each of the parties hereto will be deemed restored to its position as of the date hereof.

          9.   Remedies. The parties hereto acknowledge that irreparable injury
               --------
will result from a breach of the obligations hereunder and that each party will be entitled to specific performance of the terms of this Stipulation and Agreement as its sole and exclusive remedy.

          10.  Support for Stipulation and Agreement. The parties hereto shall
               -------------------------------------
(a) support efforts to obtain entry by the District Court of the Order of Approval, (b) take no action inconsistent with the foregoing, (c) cooperate in obtaining an adjournment of all dates and deadlines with respect to any appeals pending in connection with the Reorganization Cases and any appeals pending in connection with any adversary proceedings pending in connection with the Reorganization Cases pending termination of this Stipulation and Agreement pursuant to Paragraph 8 hereof or the occurrence of the Consummation Date of the Fourth Amended Plan, and (d) as soon as practicable after the Consummation Date, dismiss all appeals pending in the Third Circuit or the United States Supreme Court.

          11.  Support for Fourth Amended Plan.  The parties hereto shall not
               -------------------------------
pursue any objection or motion to designate or any action to subordinate any Senior Secured Claim and shall support the Proponents' efforts to: (a) cause the entry of the Confirmation Order in the form submitted to the District Court by the Proponents (in form and substance reasonably acceptable to the parties hereto) as soon as practicable; (b) cause the Consummation Date of the Fourth Amended Plan to occur as soon as practicable; and (c) take no action inconsistent with the foregoing.

          12.  Additional Provisions Relating to LaSalle.
               -----------------------------------------

               (a) Nothing in the Fourth Amended Plan or the Confirmation Order for the Fourth Amended Plan will be deemed a discharge of the Indentures (except with respect to the Debtors and their subsidiaries).

               (b) The proposed form of Confirmation Order submitted by the Proponents will contain findings that the Fourth Amended Plan represents a fair and reasonable compromise of LaSalle's Claims and interests, and a reasonable and appropriate exercise of the duties of LaSalle under the Indentures.

               (c) LaSalle's execution of this Stipulation constitutes the affirmative vote of LaSalle in favor of the Fourth Amended Plan in respect of the LaSalle Claim and such vote constitutes the acceptance of the Fourth Amended Plan by subclass 4K of the Fourth Amended Plan.

          13.  Releases.  Effective upon the Consummation Date, Toy Biz, Chase
               --------
(individually and on behalf of those holders of Senior Secured Claims which authorize Chase to sign this Stipulation and Agreement on their behalf pursuant to the Fifth Master Agreement Amendment), Chase, as a holder of a DIP Claim, CIBC, Inc., as a holder of a DIP Claim, Goldman Sachs Credit Partners L.P., as a holder of a DIP Claim, Lehman Commercial Paper Inc., as a holder of a DIP Claim, The Long Term Credit Bank of Japan, Ltd., Los Angeles Agency, as a holder of a DIP Claim and The Sumitomo Bank, Limited, as a holder of a DIP Claim, Zib Inc., Isaac Perlmutter, Isaac Perlmutter T.A., Avi Arad, Joseph M. Ahearn, James S. Carluccio, Alan Fine, James F. Halpin, Morton E. Handel, Alfred A. Piergallini, Donald E. Rosenblum, Paul R. Verkuil, Dickstein Partners Inc., Dickstein Partners L.P., Dickstein & Co. L.P., Dickstein Focus Fund, L.P., Dickstein International Limited, Mark Dickstein, High River Limited Partnership, Carl Icahn, Westgate International, L.P., Vincent Intrieri, LaSalle National Bank (in its corporate capacity and as indenture trustee), the Official Committee of Unsecured Creditors and the members of such committee in their capacity as members of such committee and the Official Committee of Equity Security Holders and the members of such committee in their capacity as members of such committee and the Trustee (in his individual capacity, in his capacity as trustee for each of the Debtors and on behalf of each of the Debtors), and for each of their respective heirs, executors, administrators, successors and assigns, and each of their respective present (through and including the Consummation Date) officers, directors, servants, agents, attorneys, advisors, employees, representatives, predecessors, assigns, heirs, parents, subsidiaries, Affiliates and for any person or entity acting for or on behalf of, or claiming through, any of them and each of them (collectively, the "Releasing Parties"), for good and valuable consideration, receipt of which is hereby acknowledged, shall be deemed to have fully, finally and forever released and discharged each of the Debtors, the Trustee (in his individual capacity, in his capacity as trustee for each of the Debtors and on behalf of each of the Debtors), the Toy Biz Parties, the Dickstein Parties, Chase, all past, present or future holders of Senior Secured Claims at any time on or before the Consummation Date, all past, present or future holders of DIP Claims at any time before the Consummation Date, the Objectors, LaSalle (both as indenture trustee and in its corporate capacity), the Creditors Committee, the members of the Creditors Committee solely in their capacity as members of the Creditors Committee, the Equity Committee and the members of the Equity Committee solely in their capacity as members of the Equity Committee and each of their respective past and present (through and including the Consummation Date) officers, directors, servants, agents, attorneys, advisors, employees, representatives, predecessors, successors, assigns, heirs, parents, subsidiaries, Affiliates and any person or entity acting for or on behalf of any of them (collectively, the "Released Parties") of and from any and all allegations, suits, debts, liabilities, agreements, contents, promises, covenants, damages, demands, claims or causes of action which any of the Releasing Parties ever had or may have had, now have, or hereafter can, shall or may have against any of the Released Parties for, upon or by reason of any act, omission or other matter, cause or thing whatsoever from the beginning of the world until the Consummation Date relating to the Debtors' bankruptcy cases or the LaSalle Action, including, but not limited to, all allegations, claims or causes of action relating to, arising from or in any manner whatsoever connected with the claims and transactions alleged in the District Court Complaint and/or the Debtors' bankruptcy cases;

provided, however, that nothing herein or in the Fourth Amended Plan shall be
--------  -------
construed as releasing, waiving or otherwise discharging claims, agreements, promises or causes of action relating to compliance with the terms of this Stipulation and Agreement, the Fourth Amended Plan, any agreement, instrument or other document executed or to be executed as contemplated or provided in the Fourth Amended Plan, the Original Stipulation, the Master Agreement or any financing commitment entered into with respect to the Fourth Amended Plan. For the avoidance of doubt, the foregoing release is not intended (a) to release Independent Causes of Action, or (b) to deprive any person of the right to file a request for payment of an Administration Expense Claim pursuant to Section 12.2(c) of the Fourth Amended Plan or any other party of the right to object to such request. Notwithstanding the definition of the term Released Parties, nothing in such definition or elsewhere in this Stipulation and Agreement or the Fourth Amended Plan shall be construed, directly or indirectly, by implication or otherwise, to include, incorporate or embrace in said definitions (in any capacity), and the releases granted hereby shall not be construed to run for the benefit of (in any capacity) (i) Ronald O. Perelman, (ii) MAFCO Holdings, Inc.,
(iii) MacAndrews & Forbes Holdings, Inc., (iv) the Andrews Group, Inc., (v) Marvel IV Holdings, Inc., (vi) Marvel V Holdings, Inc., (vii) Four Star Holdings, Inc., (viii) William C. Bevins, (ix) Donald G. Drapkin, (x) Holdings I, (xi) Holdings II, (xii) Holdings III, and (xiii) any individual who served prior to June 20, 1997 as a director of Entertainment, (xiv) any individual who served on or prior to April 24, 1997 as to Holdings I and Holdings II, or is presently serving or has ever served as to Holdings III, as a director, or (xv) any insider (other than a Releasing Party), Affiliate (other than a Releasing Party or an officer or director of Holdings I or Holdings II serving from and after April 24, 1997), director, employee, attorney (other than a Releasing Party), investment banker (other than a Releasing Party), or agent of any entity or persons identified in clauses (i) through (xiv) of this sentence acting in such capacity in connection with the MAFCO Causes of Action or the LaSalle Action.

          14.  HSR.  The Trustee shall cause Entertainment to, and Toy Biz
               ---
shall, promptly after the Confirmation Date of the Fourth Amended Plan file a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act") with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division") with respect to the transactions contemplated by the Fourth Amended Plan and respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division, including any request for additional information or documentary material. In connection with such filings, Toy Biz and the Trustee shall cooperate with one another and Toy Biz shall pay all required filing fees for both parties.

          15.  Warrant Liquidation Agreement.  The parties hereto, acting
               -----------------------------
reasonably, shall agree upon the form of the Warrant Liquidation Agency Agreement prior to the Consummation Date.

          16.  Further Assurances.  The parties hereto will take such actions
               ------------------
as may be reasonably necessary to effect the provisions of this Stipulation and Agreement.

          17.  Counterparts.  This Stipulation and Agreement may be executed in
               ------------
counterparts including facsimile counterparts.

          18.  No Waiver of Privilege.  No party hereto will argue, permit any
               ----------------------
person or entity under their control to argue or encourage any person or entity to argue in any forum that any waiver of any evidentiary privilege or immunity has heretofore occurred in connection with the Reorganization Cases or will occur by virtue of the implementation of the Fourth Amended Plan.

          19.  No Publication of Book.  Each of Isaac Perlmutter, Carl C. Icahn
               ----------------------
and Vincent J. Intrieri (the "Book Parties") agrees that he will not, directly or through any person or entity acting at his direction, write or publish any book, magazine article, newspaper article or other similar publication, or knowingly cooperate in the writing or publication of any such book, article or publication, which names, or describes in such a manner as to allow the identification of any other Book Party or any of their Affiliates and their involvement with the Debtors or the Reorganization Cases, without the consent of each Book Party so identified. If any of the Book Parties believes the covenant in the preceding sentence has been violated (the "Offended Book Party"), such party shall notify the alleged offending party (an "Alleged Offending Book Party") in writing describing the alleged violation. If, within 30 days after receipt of such notice, the Alleged Offending Book Party shall furnish the Offended Book Party with an affidavit denying the violation, it shall be conclusively presumed and determined that no such violation occurred and the Offended Book Party shall be deemed to have waived any claim under this Paragraph 19. If, notwithstanding such waiver, an Offended Book Party shall take any action under this Paragraph 19, (i) such party shall indemnify and hold harmless the Alleged Offending Book Party from and against any liability, cost or expense, including without limitation attorneys' fees and expenses, resulting from or arising in connection with such action and (ii) the benefits of the covenant in the first sentence of this Paragraph 19 shall no longer inure to the Book Party commencing such lawsuit although such Book Party will continue to be bound by such covenant. The District Court shall have the exclusive jurisdiction to enforce the provisions of this Paragraph 19.

          20.  Status of Original Stipulation.  Except to the extent
               ------------------------------
specifically provided below, the rights and obligations under the Original Stipulation of the parties thereto shall be suspended from the date of the entry of the Order of Approval until this Stipulation and Agreement is terminated in accordance with Section 8 hereof. If this Stipulation and Agreement is so terminated and the Fourth Amended Plan has not been consummated by the date of such termination, then the rights and obligations of the Original Stipulation shall cease to be suspended. The rights and obligations of the parties contained in the following provisions of the Original Stipulation shall remain in full force and effect notwithstanding the foregoing suspension:

          A.   Section 2.b.

          B. Section 2.d., except references to the Lender Defendants, the Toy Biz Defendants and the Dickstein Defendants shall mean references to the Lender Parties, the Toy Biz Parties and the Dickstein Parties, respectively and references to the Consummation Date shall be deemed to refer to the consummation of the Fourth Amended Plan; provided,
                            --------
however, that under no circumstances shall such references be deemed to refer to
-------
the MAFCO Defendants.

          C. Section 2.f., except references to the Lender Defendants, the Toy Biz Defendants and the Dickstein Defendants shall mean references to the Lender Parties, the Toy Biz Parties and the Dickstein Parties, respectively, and the references to the Stipulation and Third Amended Plan shall be deemed references to this Stipulation and Agreement and the Fourth Amended Plan, respectively.

          D. Section 2.g., except the reference to the Consummation Date of the Third Amended Plan shall mean the Consummation Date of the Fourth Amended Plan.

          E. Section 6, except the references to the Stipulation and the Third Amended Plan shall be deemed references to this Stipulation and Agreement and the Fourth Amended Plan, respectively.

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Stipulation and Agreement on the date first above written.

TOY BIZ, INC.


By:/s/
   ----------------------
   Its:


THE CHASE MANHATTAN BANK,
individually and on behalf of those holders of Senior Secured Claims which authorize Chase to sign this Stipulation and Agreement on their behalf pursuant to the Fifth
Master Agreement Amendment

By:/s/
   ----------------------
   Its:


THE CHASE MANHATTAN BANK,
as a holder of a DIP Claim

By:/s/
   ----------------------
   Its:


CIBC, INC.,
as a holder of a DIP Claim

By:/s/
   ----------------------
   Its:

    SIGNATURE PAGE FOR AMENDMENT TO STIPULATION AND AGREEMENT OF SETTLEMENT

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a holder of a DIP Claim

By: /s/
   -----------------------
   Its:



LEHMAN COMMERCIAL PAPER INC.,
as a holder of a DIP Claim

By: /s/
   -----------------------
   Its:



THE LONG TERM CREDIT BANK OF
JAPAN, LTD., LOS ANGELES AGENCY,
as a holder of a DIP Claim

By: /s/
   -----------------------
   Its:



THE SUMITOMO BANK, LIMITED,
as a holder of a DIP Claim

By: /s/
   -----------------------
   Its:


 /s/
--------------------------
JOHN J. GIBBONS, solely in his
capacity as chapter 11 trustee for
the Debtors and on behalf of the Debtors

    SIGNATURE PAGE FOR AMENDMENT TO STIPULATION AND AGREEMENT OF SETTLEMENT

ZIB INC.

By: /s/
   -----------------------
Its:


 /s/
--------------------------
Isaac Perlmutter



Isaac Perlmutter T.A.

By: /s/
   -----------------------



 /s/
--------------------------
Avi Arad


 /s/
--------------------------
Joseph M. Ahearn


 /s/
--------------------------
James S. Carluccio


 /s/
--------------------------
Alan Fine


 /s/
--------------------------
James F. Halpin


 /s/
--------------------------
Morton E. Handel

    SIGNATURE PAGE FOR AMENDMENT TO STIPULATION AND AGREEMENT OF SETTLEMENT

 /s/
-------------------------
Alfred A. Piergallini

 /s/
-------------------------
Donald E. Rosenblum

 /s/
--------------------------
Paul R. Verkuil



DICKSTEIN PARTNERS INC.


     /s/
By: ------------------------
    Name:
    Title:


DICKSTEIN PARTNERS L.P.
By: Dickstein Partners Inc.

     /s/
By: ------------------------
    Name:
    Title:



DICKSTEIN & CO. L.P.
By: Dickstein Partners L.P.
By: Dickstein Partners Inc.

     /s/
By: ------------------------
    Name:
    Title:

    SIGNATURE PAGE FOR AMENDMENT TO STIPULATION AND AGREEMENT OF SETTLEMENT


DICKSTEIN FOCUS FUND, L.P.
By: Dickstein Partners L.P.
By: Dickstein Partners Inc.


    /s/
By: ------------------------
    Name:
    Title:

DICKSTEIN INTERNATIONAL LIMITED
By: Dickstein Partners Inc., as Agent



    /s/
By: ------------------------
    Name:
    Title:

Mark Dickstein

/s/
----------------------------

HIGH RIVER LIMITED PARTNERSHIP
By: Riverdale LLC, its General Partnership

   /s/
By:-------------------------
Its:


/s/ Carl Icahn
----------------------------
    Carl Icahn

WESTGATE INTERNATIONAL L.P.
By: Martley International
      Attorney-in-fact

   /s/
By:-------------------------
Its:

/s/ Vincent Intrieri
----------------------------
    Vincent Intrieri

SIGNATURE PAGE FOR AMENDMENT TO STIPULATION AND AGREEMENT OF SETTLEMENT


LASALLE NATIONAL BANK, except for
paragraph 13 hereof solely as successor
indenture trustee

By:  /s/
   ------------------------
Its:


OFFICIAL COMMITTEE OF
UNSECURED CREDITORS

By:  /s/
   ------------------------

OFFICIAL COMMITTEE OF
EQUITY SECURITY HOLDERS

By:  /s/
   ------------------------